Exhibit 10.4

[SUMMIT LETTERHEAD]

[      ], 2019

Via Electronic Email

[Holder’s email address]

Ladies and Gentlemen:

Reference is made to (i) that certain the Warrant Amendment and Exercise Agreement, dated as of [ ], 2019, the date on which the Holder’s (as defined below) Exercise (as defined below) was received (the “Warrant Amendment Agreement”), by and between Summit Wireless Technologies, Inc., a Delaware corporation (the “Company”), and the holder named on the signature page attached hereto (the “Holder”); (ii) a repriced common stock purchase warrant held by the Holder to purchase an aggregate of [ ] shares (the “Repriced Warrant”) of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) as well as the previously exercised common stock purchase warrant for [_____] shares (the “Original Warrant”); and (iii) the registered direct offering by the Company on October 16, 2019 of up to 2,5000,000 shares of Common Stock (the “Offering”).

The undersigned parties hereby agree and acknowledge, in full and complete satisfaction of all claims that the Holder made or could have made against the Company arising in connection with the Original Warrant, the Repriced Warrant, and the Warrant Amendment Agreement (collectively, the “Transaction Documents”), the following:

1.                  In consideration for the Holder’s release of such claims against the Company pursuant to the Transaction Documents, the Company shall, subject to approval by the Company’s board of directors, issue to the Holder [ ] shares of Common Stock, the aggregate value of which represents the difference between the value of the payment that was made by the Holder to the Company upon exercise of the Original Warrant (the “Exercise”) at its exercise price of $0.80 and the payment that would have been made by the Holder to the Company upon exercise of the Original Warrant at $0.70 per share, using the price of the shares of Common Stock offered to investors in the Offering.

2.                  Exhibit A attached hereto correctly states all shares of Common Stock and other securities of the Company held by the Holder as of the date of this letter.

In addition, the undersigned parties hereby agree that Section 2.1(c) of the Warrant Amendment Agreement, which requires the Company to file a registration statement on Form S-3 to register all shares of Common Stock received by the Holder upon exercise of any “Warrant” (as defined in the Warrant Amendment Agreement) and all shares of Common Stock issuable upon exercise of any Original Warrant (as defined in the Warrant Amendment Agreement) by November 4, 2019, is hereby amended to replace “November 4, 2019” with “November 18, 2019”. Except as otherwise expressly provided herein, the Warrant Amendment Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects. To the extent there is any inconsistency between the provisions of the Warrant Amendment Agreement and this letter, the provisions of this letter shall control and be binding.

For the avoidance of doubt nothing contained in this letter constitutes an amendment, modification or waiver of any of the provisions of any of the Transaction Documents, which remain in full force and effect.

This letter shall be governed by the laws of the state of New York, without giving effect to the principles of conflicts of law thereof or of any other jurisdiction. This letter may not be amended except in a writing signed by each of the parties hereto. The undersigned parties acknowledge that this letter has been negotiated, executed, and delivered in the State of New York and is to be wholly performed within New York, and each of the undersigned party’s actions in connection with the negotiation, execution, and delivery of this letter constitutes transacting business in New York.

Kindly confirm your agreement with the above by signing in the space indicated below and by PDFing a partially executed copy of this letter to the undersigned, and which may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. In the event that any signature is delivered by electronic mail or similar transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

[Signature page follows]

Very truly yours,

SUMMIT WIRELESS TecHNOLOGIES, Inc.

By:
Name: George Oliva
Title: Chief Financial Officer

Agreed and Accepted:

Holder:

[HOLDER]

By:
Name:
Title:

Exhibit A

Holder’s name	Shares of Common Stock owned as of October 31, 2019*	Warrant Shares Unexercised as of October 31, 2019	Shares of Common Stock to be issued to Holder pursuant to Section 1(b) of this letter
[____]	[____]	[____]	[____]

* Includes [____] warrant shares exercised on [____]

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